--------------------------------------------------------------------------------
BQT SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)           DESCRIPTION                                   (NOTE 1)
--------------------------------------------------------------------------------
               LONG-TERM INVESTMENTS--82.8%
               MORTGAGE PASS-THROUGHS--6.5%
               Federal Housing Administration,
       $1,499    Colonial, Series 37,
                   7.40%, 12/01/22 ................................. $ 1,534,537
        4,308    GMAC, Series 51,
                   7.43%, 2/01/21 ..................................   4,425,789
        2,787    Tuttle Grove, 7.25%, 10/01/35 .....................   2,895,105
                 USGI,
          986      Series 99, 7.43%, 10/01/23 ......................   1,009,634
        7,539      Series 885, 7.43%, 3/01/22 ......................   7,736,361
        1,536      Series 2081, 7.43%, 5/01/23 .....................   1,573,989
                                                                     -----------
                                                                      19,175,415
                                                                     -----------
               AGENCY MULTIPLE CLASS
               MORTGAGE PASS-THROUGHS--5.3%
               Federal Home Loan Mortgage Corp.,
                 Multiclass Mortgage
                 Participation Certificates,
       11,394    Series 1468, Class 1468-ZB,
                   2/15/21 .........................................  11,735,439
        1,069    Series 1587, Class 1587-KA,
                   7/15/08 .........................................   1,079,460
               Federal National Mortgage Association,
                 REMIC Pass-Through Certificates,
        2,476    Trust 1992-43, Class 43-E,
                   4/25/22 .........................................   2,600,889
          350    Trust 1996-M5, Class M5-A2,
                   1/25/11 .........................................     361,933
                                                                     -----------
                                                                      15,777,721
                                                                     -----------
               NON-AGENCY MULTIPLE CLASS
               MORTGAGE PASS-THROUGHS--0.5%
AAA       419  Citicorp Mortgage Securities, Inc.,
                 REMIC Pass-Through Certificates,
                 Series 1998-3, Class A6,
                   5/25/28 .........................................     424,654
AAA       934  Residential Funding Mortgage
                 Securities I, Inc.,
                 Series 1993-S47, Class A18,
                   12/25/23 ........................................     943,270
                                                                     ----------
                                                                       1,367,924
                                                                     -----------
               ADJUSTABLE RATE MORTGAGE
               SECURITIES--1.2%
AAA     3,585  Residential Funding Mortgage
                 Securities I, Inc.,
                 Series 1993-S15, Class A16,
                   4/25/08 .........................................   3,603,741
                                                                     -----------

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)           DESCRIPTION                                   (NOTE 1)
--------------------------------------------------------------------------------
               INVERSE FLOATING
               RATE MORTGAGES--2.7%
               Federal Home Loan Mortgage Corp.,
                 Multiclass Mortgage
                 Participation Certificates,
       $  735    Series 1565, Class 1565-OA,
                   8/15/08 ......................................... $   754,051
          774    Series 1584, Class 1584-SE,
                   2/15/23 .........................................     789,502
        1,232    Series 1603, Class 1603-MD,
                   10/15/23 ........................................   1,258,418
          217    Series 1655, Class 1655-SB,
                   12/15/08 ........................................     231,510
           48    Series 1671, Class 1671-MF,
                   2/15/24 .........................................      51,888
          113    Series 1678, Class 1678-SA,
                   2/15/09 .........................................     113,667
          197    Series 2163, Class 2163-SG,
                   11/15/26 ........................................     199,809

               Federal National Mortgage Association,
                 REMIC Pass-Through Certificates,
        1,358    Trust 1992-155, Class 155-SB,
                   12/25/06 ........................................   1,388,912
        1,204    Trust 1993-143, Class 1993-SC,
                   8/25/23 .........................................   1,237,701
        1,499    Trust 1993-229, Class 229-S,
                   11/25/07 ........................................   1,559,887
           67    Trust 1994-17, Class 17-SA,
                   1/25/09 .........................................      70,819
AAA       370  Residential Funding Mortgage
                 Securities I, Inc.,
                 Series 1993-S15, Class A17,
                   4/25/08 .........................................     409,210
                                                                     -----------
                                                                       8,065,374
                                                                     -----------
               INTEREST ONLY MORTGAGE-BACKED
               SECURITIES--6.5%
       68,458  Citicorp Mortgage Securities, Inc.,
                 REMIC Pass-Through Certificates,
                 Series 1999-3, Class 3-A3,
                   5/25/29 .........................................     342,290
       13,118  CS First Boston Mortgage
                 Securities Corp.,
                 Series 2001-S15, Class 2AIO,
                   7/25/04 .........................................   1,076,122
               Federal Home Loan Mortgage Corp.,
                 Multiclass Mortgage
                 Participation Certificates,
          206    Series 1489, Class 1489-K,
                   10/15/07 ........................................      12,905
          510    Series 1542, Class 1542-QC,
                   10/15/20 ........................................      13,622


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)           DESCRIPTION                                   (NOTE 1)
--------------------------------------------------------------------------------
               INTEREST ONLY MORTGAGE-BACKED
               SECURITIES--(CONTINUED)
               Federal Home Loan Mortgage Corp.,
                 Multiclass Mortgage
                 Participation Certificates,
      $ 1,002    Series 1583, Class 1583-IC,
                   1/15/20 ......................................... $    14,402
       17,874    Series 1611, Class 1611-DA,
                   5/15/21 .........................................     323,961
       10,676    Series 1684, Class 1684-JB,
                   9/15/21 .........................................     198,501
          160    Series 1751, Class 1751-PL,
                   10/15/23 ........................................      10,602
       13,689    Series 1918, Class 1918-SC,
                   1/15/04 .........................................     509,058
        3,699    Series 1954, Class 1954-BB,
                   4/15/21 .........................................       7,176
        1,802    Series 1954, Class 1954-LL,
                   5/15/21 .........................................       3,983
        1,802    Series 1954, Class 1954-LM,
                   5/15/21 .........................................       4,037
        9,845    Series 2055, Class 2055-IB,
                   12/15/09 ........................................     372,947
        3,376    Series 2061, Class 2061 - PJ,
                   5/15/16 .........................................      78,072
        3,537    Series 2083, Class 2083-PI,
                   2/15/18 .........................................     158,037
        2,845    Series 2134, Class 2134- PJ,
                   4/15/11 .........................................     247,185
          586    Series 2144, Class 2144-GI,
                   12/15/07 ........................................      17,760
               Federal National Mortgage Association,
                 REMIC Pass-Through Certificates,
          631    Trust 1993-39, Class 39-K,
                   4/25/04 .........................................      11,440
        1,470    Trust 1993-109, Class 109-QC,
                   7/25/07 .........................................      25,192
          254    Trust 1994-27, Class 27-WC,
                   3/25/20 .........................................       5,506
        2,232    Trust 1994-42, Class 42-SO,
                   3/25/23 .........................................     234,314
        4,128    Trust 1996-24, Class 24-SE,
                   3/25/09 .........................................     974,066
           72    Trust 1996-24, Class 24-SK,
                   2/25/08 .........................................         919
       19,611    Trust 1997-37, Class 37-SD,
                   10/25/22 ........................................   1,176,681
        1,267    Trust 1997-75, Class 75-PG,
                   3/18/22 .........................................      27,716
       13,464    Trust 1997-81, Class 81-S,
                   12/18/04 ........................................     479,589
        7,962    Trust 1998-27, Class 27-PI,
                   12/18/20 ........................................     308,545
       16,244    Trust 1998-47A, Class 47A-SB,
                   6/18/19 .........................................     588,838
        2,779    Trust 1999-43A, Class 43A-PL,
                   1/25/21 .........................................      55,587
        5,345    Trust 1999-43B, Class 43B-OL,
                   11/25/21 ........................................     113,577


--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)           DESCRIPTION                                   (NOTE 1)
--------------------------------------------------------------------------------
      $   361  GE Capital Mortgage Services, Inc.,
                 Series 1997-2, Class A4,
                   3/25/12 ......................................... $    20,754
       22,174  GMAC Mortgage Corporation
                 Loan Trust,
                 Series 2002-HE2, Class AIO,
                   6/25/27 .........................................   3,391,929
       26,750  Impac Secured Assets Corp.,
                 Series 2002-1, Class AIO,
                   7/25/04 .........................................   2,620,664
        1,529  Norwest Asset Securities Corp.,
                 Series 1998-25, Class A6,
                   12/25/28 ........................................      90,302
        3,030  PNC Mortgage Securities Corp.,
                 Series 1999-5, Class 1A-11,
                   7/25/29 .........................................     303,010
       28,972  Residential Asset Mortgage
                 Products, Inc.,
                 Series 2002-RS2, Class AIIO,
                   9/25/04 .........................................   2,254,384

       16,250  Residential Funding Mortgage
                 Securities II, Inc.,
                 Series 2002-HI2, Class AIO,
                   9/25/04 .........................................   3,201,758
                                                                     -----------
                                                                      19,275,431
                                                                     -----------
               PRINCIPAL ONLY MORTGAGE-
               BACKED SECURITIES--0.0%
               Federal National Mortgage Association,
                 REMIC Pass-Through Certificates,
           37    Trust 1993-228, Class 228-B,
                   3/25/23 .........................................      36,462
           89    Trust 1993-254, Class 254-D,
                   11/25/23 ........................................      87,697
                                                                     -----------
                                                                         124,159
                                                                     -----------
               COMMERCIAL MORTGAGE-
               BACKED SECURITIES--1.8%
AAA     5,000  New York City Mortgage Loan Trust,
                 Multifamily,
                 Series 1996, Class A2,
                   6.75%,  6/25/11** ...............................   5,250,000
AAA        23  Structured Asset Securities Corp.,
                 Mortgage Certificates,
                 Series 1996, Class D,
                   7.034%,  2/25/28 ................................      22,954
                                                                     -----------
                                                                       5,272,954
                                                                     -----------
               ASSET-BACKED SECURITIES--1.6%
NR      2,557+ Global Rated Eligible Asset Trust,
                 Series 1998-A, Class A-1,
                   7.33%,  9/15/07**/*** ...........................     236,491
               Structured Mortgage Asset
                 Residential Trust, @@/***
NR      3,860+   Series 1997-2,
                   8.24%,  3/15/06 .................................     221,938
NR      4,279+   Series 1997-3,
                   8.57%,  4/15/06 .................................     246,029


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)           DESCRIPTION                                   (NOTE 1)
--------------------------------------------------------------------------------
               ASSET-BACKED SECURITIES--(CONTINUED)
Aa1    $4,000  Student Loan Marketing Association,
                 Series 1995-1, Class 1-CTFS,
                   2.74%,  10/25/09 ................................ $ 3,960,000
                                                                     -----------
                                                                       4,664,458
                                                                     -----------
               U.S. GOVERNMENT AND
               AGENCY SECURITIES--5.3%
               Small Business Administration,
        1,442    Series 1996-20F,
                   7.55%,  6/01/16 .................................   1,560,785
        1,223    Series 1996-20G,
                   7.70%,  7/01/16 .................................   1,327,549
        1,000  U.S. Treasury Bond,
                 5.375%,  2/15/31 ..................................     979,210
               U.S. Treasury Notes,
        5,400    5.25%,  5/15/04 ...................................   5,644,836
          870    5.875%,  11/15/04 .................................     924,645
        4,950    6.00%,  8/15/04 ...................................   5,258,781
                                                                     -----------
                                                                      15,695,806
                                                                     -----------
               TAXABLE MUNICIPAL BONDS--7.4%
AAA     2,000  Fresno California Pension Obligation,
                 7.15%,  6/01/04 ...................................   2,145,640
AAA     4,000  Los Angeles County California
                 Pension Obligation,
                   6.77%,  6/30/05 .................................   4,325,880
AAA     7,000  New Jersey Econ. Dev. Auth.,
                 Zero Coupon, 2/15/04 ..............................   6,603,450
A+      5,000  New York City, G.O.,
                 7.50%,  4/15/04 ...................................   5,330,850
AA-     1,000  New York State Environmental
                 Facilities Corp., Service
                 Contract Rev.,
                   6.95%,  9/15/04 .................................   1,070,200
AAA     2,250  San Francisco California City & Cnty.
                 Arpts. Commission,
                 International Airport,
                   6.55%,  5/01/04 .................................   2,381,017
                                                                     -----------
                                                                      21,857,037
                                                                     -----------
               CORPORATE BONDS--31.6%
               FINANCE & BANKING--8.7%
Aa2     2,500  Bank of America,
                 7.875%,  5/16/05 ..................................   2,747,430
A       3,000  CIT Group, Inc.,
                 7.125%,  10/15/04 .................................   2,939,507
A+      1,300  Equitable Life Assurance Society,
                 6.95%,  12/01/05** ................................   1,365,647
A+      4,850  Goldman Sachs Group,
                 6.25%,  2/01/03** .................................   4,942,107
AA-     1,000  Metropolitan Life Insurance Co.,
                 6.30%,  11/01/03** ................................   1,032,850
AA-     3,100  Reliaster Financial Corp.,
                 6.625%,  9/15/03 ..................................   3,239,097
AA-     2,000  Travelers Group, Inc.,
                 6.75%,  1/15/06 ...................................   2,142,760


--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)           DESCRIPTION                                   (NOTE 1)
--------------------------------------------------------------------------------
               UBS PaineWebber Group, Inc.,
AAA     $ 500    6.90%,  2/09/04 ................................... $   527,690
AAA     2,000    8.875%,  3/15/05 ..................................   2,210,000
               Xtra, Inc.,
A-      2,000    6.50%,  1/15/04 ...................................   2,063,260
A-      2,500    7.22%,  7/31/04 ...................................   2,622,500
                                                                     -----------
                                                                      25,832,848
                                                                     -----------

               INDUSTRIALS--10.0%
BB+       400@ American Airlines, Inc.,
                 10.44%,  3/04/07 ..................................     429,148
BBB-    3,600@ Anixter, Inc.,
                 8.00%,  9/15/03 ...................................   3,745,116
BBB     2,000  Conagra, Inc.,
                 7.40%,  9/15/04 ...................................   2,131,320
BBB     4,000  Delphi Automotive Systems Corp.,
                 6.125%,  5/01/04 ..................................   4,168,417
BBB+    2,000  General Mills, Inc.,
                 8.75%,  9/15/04 ...................................   2,198,500
Baa3    5,000  Newmont Mining Corp.,
                 8.00%,  12/01/04 ..................................   5,256,000
BBB     3,000  News America Holdings, Inc.,
                 8.50%,  2/15/05 ...................................   3,215,010
BBB+    5,000  Pulte Corp.,
                 8.375%,  8/15/04 ..................................   5,338,100
BBB+    3,000  TCI  Communications, Inc.,
                 8.25%,  1/15/03 ...................................   3,057,600
                                                                     -----------
                                                                      29,539,211
                                                                     -----------
               UTILITIES--4.4%
               Alltel Corp.,
A       2,000    7.125%,  3/01/03 ..................................   2,042,560
A       2,000    7.50%,  3/01/06 ...................................   2,115,460
BBB-    5,000  Gulf States Utilities Co.,
                 8.25%,  4/01/04 ...................................   5,280,044
BBB+    2,000  Ohio Edison Co.,
                 8.625%,  9/15/03 ..................................   2,097,500
BBB-    1,485  Pinnacle One Partners LP,
                 8.83%,  8/15/04** .................................   1,477,575
                                                                     -----------
                                                                      13,013,139
                                                                     -----------
               YANKEE--8.5%
BBB     2,000  Canadian Pacific Ltd.,
                 6.875%,  4/15/03 ..................................   2,065,940
Aa3     3,000  Den Danske Bank,
                 7.25%,  6/15/05** .................................   3,182,885
BBB-    5,000  Empresa Electrica Guacolda SA,
                 7.95%,  4/30/03** .................................   5,177,727
A-      3,500  Israel Electric Corp., Ltd.,
                 7.25%,  12/15/06** ................................   3,709,020
A+      5,000  Quebec Province,
                 8.625%,  1/19/05 ..................................   5,640,300
BBB     5,000  Telekom Malaysia Berhad,
                 7.125%,  8/01/05** ................................   5,287,385
                                                                     -----------
                                                                      25,063,257
                                                                     -----------
               Total corporate bonds ...............................  93,448,455
                                                                     -----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                         VALUE
         (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
               STRIPPED MONEY MARKET
               INSTRUMENTS--12.4%
      $40,000  Vanguard Prime Money
                 Market Portfolio,
                   12/31/04 ...................................... $ 36,480,000
                                                                   ------------

               Total long-term investments
                 (cost $226,669,343) .............................  244,808,475
                                                                   ------------

               SHORT-TERM INVESTMENT--16.7%
               DISCOUNT NOTE
       49,400  Federal Home Loan Bank,
                 1.87%,  7/01/02
                 (amortized cost $49,400,000) ....................   49,400,000
                                                                    ------------

               Total investments before
                 investment sold short--99.5%
                 (cost $276,069,343) .............................  294,208,475
                                                                    -----------

               INVESTMENT SOLD SHORT--(0.3%)
       (1,000) U.S. Treasury Note,
                 3.25%, 5/31/04
                 (proceeds $1,008,125) ...........................   (1,007,740)
                                                                    -----------


--------------------------------------------------------------------------------

                                                                       VALUE
                         DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
               Total investments net of investment
                 sold short--99.2%
                 (cost $275,061,218) ............................. $293,200,735

               Other assets in excess of
                 other liabilities--0.8% .........................    2,333,882
                                                                   ------------
               NET ASSETS--100% .................................. $295,534,617
                                                                   ============
----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of June 30, 2002, the Trust held 10.7% of its net assets in securities restricted as to resale.
*** Illiquid securities representing 0.24% of net assets.
  @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.
 @@ Securities are restricted as to public resale.  The securities were acquired in 1997 and have a current cost of $700,152.
  + Security is fair valued. (Note 1)

    ----------------------------------------------------
                      KEY TO ABBREVIATIONS:
      G.O. -- General Obligation
     REMIC -- Real Estate Mortgage Investment Conduit
    ----------------------------------------------------




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BQT SUBSIDIARY, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $276,069,343)
  (Note 1) ................................................       $ 294,208,475
Cash ......................................................              49,334
Interest receivable .......................................           4,164,564
Deposits with brokers as collateral for
  securities borrowed (Note 1) ............................           1,010,000
Receivable for investments sold ...........................              30,798
                                                                  -------------
                                                                    299,463,171
                                                                  -------------
LIABILITIES
Due to parent (Note 2) ....................................           2,755,563
Investments sold short, at value
  (proceeds $1,008,125) (Note 1) ..........................           1,007,740
Due to broker--variation margin (Notes 1 & 3) .............             162,498
Interest payable ..........................................               2,753
                                                                  -------------
                                                                      3,928,554
                                                                  -------------
NET ASSETS ................................................       $ 295,534,617
                                                                  =============
Net assets were comprised of:
  Common stock, at par (Note 5) ...........................       $     368,106
  Paid-in capital in excess of par ........................         272,287,001
                                                                  -------------
                                                                    272,655,107
  Undistributed net investment income .....................          17,860,478
  Accumulated net realized loss ...........................         (12,546,569)
  Net unrealized appreciation .............................          17,565,601
                                                                  -------------
  Net assets, June 30, 2002 ...............................       $ 295,534,617
                                                                  =============
NET ASSET VALUE PER SHARE:
  ($295,534,617 / 36,810,639 shares of
  common stock issued and outstanding) ....................               $8.03
                                                                          =====
--------------------------------------------------------------------------------
BQT SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (including discount/premium
    accretion/amortization of $5,329,455) ....................     $ 11,964,102
                                                                   ------------
Operating expenses
  Investment advisory ........................................          871,736
  Administration .............................................          145,289
  Custodian ..................................................           47,000
  Legal ......................................................           34,000
  Independent accountants ....................................           28,000
  Reports to shareholders ....................................            5,000
  Miscellaneous ..............................................           50,334
                                                                   ------------
    Total operating expenses .................................        1,181,359
                                                                   ------------
  Net investment income before excise tax ....................       10,782,743
    Excise tax ...............................................          282,656
                                                                   ------------
  Net investment income ......................................       10,500,087
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investments ................................................        3,418,979
  Short sales ................................................          715,378
  Futures ....................................................       (2,727,432)
                                                                   ------------
                                                                      1,406,925
                                                                   ------------
Net change in unrealized appreciation (depreciation) on:
  Investments ................................................       (4,909,955)
  Interest rate floor ........................................           98,414
  Interest rate cap ..........................................           34,432
  Short sales ................................................              385
  Futures ....................................................         (329,876)
                                                                   ------------
                                                                     (5,106,600)
                                                                   ------------
Net loss on investments ......................................       (3,699,675)
                                                                   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..................................     $  6,800,412
                                                                   ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BQT SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ..........................................       $  6,800,412
                                                                   ------------
Increase in investments ....................................        (12,553,822)
Net realized gain ..........................................         (1,406,925)
Decrease in receivable for investments sold ................              2,213
Increase in due to broker--variation margin ................            258,123
Decrease in interest receivable ............................            322,495
Decrease in interest rate cap ..............................                  4
Decrease in interest rate floor ............................           (120,000)
Increase in interest payable ...............................              2,753
Increase in investments sold short .........................          1,007,740
Increase in deposits with broker as collateral
  for securities borrowed ..................................         (1,010,000)
Increase in due to parent ..................................          1,464,015
Decrease in unrealized appreciation ........................          5,106,600
                                                                   ------------
  Total adjustments ........................................         (6,926,804)
                                                                   ------------
Net cash flows used for operating activities ...............       $   (126,392)
Cash at beginning of period ................................            175,726
                                                                   ------------
Cash at end of period ......................................       $     49,334
                                                                   ============


--------------------------------------------------------------------------------
BQT SUBSIDIARY, INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                                 JULY 31, 2001
                                               SIX MONTHS        (COMMENCEMENT
                                                  ENDED          OF INVESTMENT
                                                JUNE 30,        OPERATIONS) TO
                                                  2002         DECEMBER 31, 2001
                                             -------------     -----------------
INCREASE (DECREASE)
  IN NET ASSETS
Operations:
  Net investment
    income ...........................       $  10,500,087        $   7,071,391
  Net realized gain (loss) ...........           1,406,925          (13,953,494)
  Net change in unrealized
  appreciation
  (depreciation) .....................          (5,106,600)          22,672,201
                                             -------------        -------------
Net increase in net assets
  resulting from operations ..........           6,800,412           15,790,098
Transfer of assets from
  The BlackRockInvestment
  Quality Term Trust, Inc.
  in exchange for
  shares issued ......................                  --          272,944,107
                                             -------------        -------------
Total increase .......................           6,800,412          288,734,205
NET ASSETS
Beginning of period ..................         288,734,205                   --
                                             -------------        -------------
End of period (including
  undistributed net
  investment income
  of $17,860,478 and
  $7,360,391, respectively) ..........       $ 295,534,617        $ 288,734,205
                                             =============        =============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BQT SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                           FOR THE PERIOD
                                                                           JULY 31, 2001*
                                                       SIX MONTHS ENDED    TO DECEMBER 31,
                                                          JUNE 30, 2002         2001
                                                       ----------------    ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...................   $   7.84          $   7.97
                                                           --------          --------
  Net investment income (net of interest expense) ......        .29               .19
  Net realized and unrealized loss .....................       (.10)             (.32)
                                                           --------          --------
Net decrease from investment operations ................        .19              (.13)
                                                           --------          --------
Net asset value, end of period .........................   $   8.03          $   7.84
                                                           ========          ========
TOTAL INVESTMENT RETURN+ ...............................       2.42%            (1.63)%
                                                           ========          ========

RATIOS TO AVERAGE NET ASSETS:
Operating expenses .....................................        .81%++            .81%++
Operating expenses and interest expense ................        .81%++            .83%++
Operating expenses, interest expense and excise tax ....       1.01%++           1.06%++
Net investment income ..................................       7.23%++           5.75%++

SUPPLEMENTAL DATA:
Average net assets (000) ...............................   $292,987          $293,522
Portfolio turnover .....................................          9%                2%
Net assets, end of period (000) ........................   $295,535          $288,734

----------
  * Commencement of investment operations.
  + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of a common stock at the current net asset value on the first day and a sale at the net asset value on the last day of each period reported. Total investment return for periods of less than one full year is not annualized. Past performance is no guarantee of future results.
 ++ Annualized.

The information above represents the unaudited operating performance data for a common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements.







                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BQT SUBSIDIARY, INC.
NOTES TO FINANCIAL STATEMENTS(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

BQT Subsidiary, Inc. (the "Trust") was incorporated under the laws of the state of Maryland on February 16, 2000, and is a diversified, closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock Investment Quality Term Trust Inc., ("BQT") and as such, is a wholly-owned subsidiary of BQT. The investment objective of the Trust is to manage a portfolio of fixed income securities that will assist its parent company in receiving $10 per share to investors on or about December 31, 2004. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust's Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. At June 30, 2002, the Trust held three positions that were valued at fair value which is significantly lower than their purchase cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling or purchasing may be used by the Trust in an attempt to manage the duration of positions, or collections of positions, so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at anytime or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put and call options can be purchased or sold to effectively help manage the targeted duration of the portfolio.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: The Trust may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time or the notional amounts may differ.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, BlackRock Advisors, Inc., (the "Advisor")closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Advisor does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Advisor does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust may attempt to manage the duration of more volatile positions so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly.

SHORT SALES: The Trust may make short sales of securities as a method of managing potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   The Trust did not engage in securities lending during the six months ended June 30, 2002.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholder. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 2.  AGREEMENTS

The Trust has an Investment Advisory Agreement with the Advisor, a wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments LLC ("PI"), an indirect, wholly owned subsidiary of Prudential Financial, Inc.

   The Trust reimburses BQT for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the Trust relative to the average net assets of BQT.

NOTE 3. PORTFOLIO  SECURITIES

Purchases and sales of investment securities other than short-term investments and dollar rolls, for the six months ended June 30, 2002 aggregated $43,950,951 and $24,818,007, respectively.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp.

or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at June 30, 2002, was substantially the same as the basis for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $18,139,132 (gross unrealized appreciation--$20,466,532, gross unrealized depreciation--$2,327,400).

   Details of open financial futures contracts at June 30, 2002 are as follows:

                                       VALUE AT      VALUE AT
NUMBER OF                EXPIRATION     TRADE        JUNE 30,      UNREALIZED
CONTRACTS        TYPE       DATE         DATE          2002       DEPRECIATION
--------------  ------   ----------  ------------  ------------   ------------
Long position:  30-Yr.   September
 1,300          T-Bond      2002     $134,189,541  $133,615,625     $573,916


NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENT. The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The Trust did not enter into any reverse repurchase agreements during the six months ended June 30, 2002.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into any dollar roll transactions during the six months ended June 30, 2002.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. BQT owned all of the 36,810,639 shares outstanding at June 30, 2002.

[BLACKROCK LOGO]

DIRECTORS
Ralph L. Schlosstein, Chairman*
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
Robert S. Kapito*
James Clayburn La Force, Jr.
Walter F. Mondale

OFFICERS
Robert S. Kapito, President*
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Anne Ackerley, Secretary

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 2002 were not audited and accordingly, no opinion is expressed on them.
   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.
   Statements and other information contained in this report are as dated and are subject to change.

* Laurence D. Fink has resigned his positions as Director and Chairman of the Board effective August 22, 2002. The Board of Directors elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Director of the Board effective August 22, 2002.

                              BQT SUBSIDIARY, INC.
                         c/o Prudential Investments LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

[LOGO] Printed on recycled paper



BQT SUBSIDIARY, INC.
------------------------------
SEMI-ANNUAL REPORT
JUNE 30, 2002



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